Secured Term Loan Facilities and Revolving Credit Facility	6 Months Ended
Jun. 30, 2016
Debt Disclosure [Abstract]
Secured Term Loan Facilities and Revolving Credit Facility
4.	Secured Term Loan Facilities and Revolving Credit Facility

The following table shows the breakdown of secured term loan facilities and total deferred financing costs split between current and non-current liabilities at June 30, 2016 and December 31 2015:

	December 31, 2015	June 30, 2016
	(in thousands)
Current Liability
Current portion of long-term debt	$(61,979)	$(188,873)
Less: current portion of deferred financing costs	2,955	2,637

Current portion of secured term loan facility, net of deferred financing costs	$(59,024)	$(186,236)

Non-Current Liability
Secured term loan facilities net of current portion	$(443,315)	$(346,063)
Less: non-current portion of deferred financing costs	7,184	6,186

Non-current secured term loan facilities, net of current portion and non-current deferred financing costs	$(436,131)	$(339,877)

The reclassification upon adoption of ASU 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs” does not impact net income as previously reported or any prior amounts reported on the Statements of Operations or the Consolidated Statements of Cash Flows. The effect of the retrospective application of this change in accounting principle on the Company’s Consolidated Balance Sheets as of the year ended December 31, 2015 resulted in a reduction of Total non-current assets and Total assets in the amount of $10.1 million, with a corresponding decrease of $7.2 million in Long-term debt, net and Total non-current liabilities and a decrease of $2.9 million in Current portion of long-term debt net and Total current liabilities.